EXHIBIT 99.1

Brookline Bancorp Announces Second Quarter Results

Net Income of $16.4 million, EPS of $0.18

Operating Earnings of $17.0 million, Operating EPS of $0.19

Quarterly Dividend of $0.135

BOSTON, July 24, 2024 (GLOBE NEWSWIRE) -- Brookline Bancorp, Inc. (NASDAQ: BRKL) (the “Company”) today announced net income of $16.4 million, or $0.18 per basic and diluted share, and operating earnings after tax (non-GAAP) of $17.0 million, or $0.19 per basic and diluted share, for the second quarter of 2024, compared to net income and operating earnings after tax (non-GAAP) of $14.7 million, or $0.16 per basic and diluted share, for the first quarter of 2024, and net income of $21.9 million, or $0.25 per basic and diluted share, and operating earnings after tax (non-GAAP) of $23.2 million, or $0.26 per basic and diluted share, for the second quarter of 2023.

Paul Perrault, Chairman and Chief Executive Officer commented, “I am pleased to report our second quarter earnings. We experienced solid loan and deposit growth across our three banks in the quarter. I would like to recognize our bankers for their diligence in providing extraordinary service to our clients.” Mr. Perrault continued, “While the margin pressure we and the rest of the banking industry experienced in the first quarter persisted in the second quarter, this pressure decreased in intensity slightly from the prior quarter. As we enter the second half of 2024, we remain optimistic about the overall economic outlook in our markets.”

BALANCE SHEET

Total assets at June 30, 2024 were $11.6 billion, representing an increase of $92.6 million from $11.5 billion at March 31, 2024, and an increase of $429.2 million from June 30, 2023. At June 30, 2024, total loans and leases were $9.7 billion, representing an increase of $66.1 million from March 31, 2024, and an increase of $380.3 million from June 30, 2023.

Total investment securities at June 30, 2024 decreased $9.4 million to $856.4 million from $865.8 million at March 31, 2024, and decreased $53.8 million from $910.2 million at June 30, 2023. Total cash and cash equivalents at June 30, 2024 increased $41.2 million to $343.1 million from $301.9 million at March 31, 2024, and increased $118.7 million from $224.4 million at June 30, 2023. As of June 30, 2024, total investment securities and total cash and cash equivalents represented 10.3 percent of total assets, compared to 10.1 percent as of March 31, 2024 and June 30, 2023, respectively.

Total deposits at June 30, 2024 increased $18.4 million to $8.7 billion from March 31, 2024, consisting of a $65.8 million increase in customer deposits partially offset by a $47.4 million decrease in brokered deposits, and increased $220.0 million from $8.5 billion at June 30, 2023, driven by growth in customer deposits.

Total borrowed funds at June 30, 2024 increased $67.6 million to $1.4 billion from March 31, 2024, and increased $203.2 million from $1.2 billion at June 30, 2023.

The ratio of stockholders’ equity to total assets was 10.30 percent at June 30, 2024, compared to 10.35 percent at March 31, 2024, and 10.37 percent at June 30, 2023. The ratio of tangible stockholders’ equity to tangible assets (non-GAAP) was 8.23 percent at June 30, 2024, as compared to 8.25 percent at March 31, 2024, and 8.16 percent at June 30, 2023. Tangible book value per common share (non-GAAP) increased $0.06 from $10.47 at March 31, 2024 to $10.53 at June 30, 2024, and increased $0.46 from $10.07 at June 30, 2023.

NET INTEREST INCOME

Net interest income decreased $1.6 million to $80.0 million during the second quarter of 2024 from $81.6 million for the quarter ended March 31, 2024. The net interest margin decreased 6 basis points to 3.00 percent for the three months ended June 30, 2024 from 3.06 percent for the three months ended March 31, 2024, primarily driven by the reversal of interest relating to new nonaccrual loans and higher funding costs.

NON-INTEREST INCOME

Total non-interest income for the quarter ended June 30, 2024 increased $0.1 million to $6.4 million from $6.3 million for the quarter ended March 31, 2024.

PROVISION FOR CREDIT LOSSES

The Company recorded a provision for credit losses of $5.6 million for the quarter ended June 30, 2024, compared to $7.4 million for the quarter ended March 31, 2024. The decrease in provision was largely driven by the stabilization of credit conditions.

Total net charge-offs for the second quarter of 2024 were $8.4 million, compared to $8.8 million in the first quarter of 2024. The $8.4 million in net charge-offs were largely driven by $3.9 million in commercial real estate loans and $4.3 million in equipment financing. The majority of net charge-offs were previously reserved for. The ratio of net loan and lease charge-offs to average loans and leases on an annualized basis decreased to 35 basis points for the second quarter of 2024 from 36 basis points for the first quarter of 2024.

The allowance for loan and lease losses represented 1.25 percent of total loans and leases at June 30, 2024, compared to 1.24 percent at March 31, 2024, and 1.35 percent at June 30, 2023.

ASSET QUALITY

The ratio of nonperforming loans and leases to total loans and leases was 0.62 percent at June 30, 2024, an increase from 0.42 percent at March 31, 2024. Total nonaccrual loans and leases increased $20.0 million to $60.7 million at June 30, 2024 from $40.7 million at March 31, 2024. The ratio of nonperforming assets to total assets was 0.54 percent at June 30, 2024, an increase from 0.37 percent at March 31, 2024. Total nonperforming assets increased $20.2 million to $62.7 million at June 30, 2024 from $42.5 million at March 31, 2024.

NON-INTEREST EXPENSE

Non-interest expense for the quarter ended June 30, 2024 decreased $1.8 million to $59.2 million from $61.0 million for the quarter ended March 31, 2024. The decrease was primarily driven by decreases of $1.9 million in compensation and employee benefits expense and $0.3 million in equipment and data processing expense, partially offset by a $0.8 million non-recurring restructuring charge due to the exit of the specialty vehicle business at Eastern Funding LLC.

PROVISION FOR INCOME TAXES

The effective tax rate was 24.4 percent and 24.5 percent for the three and six months ended June 30, 2024 compared to 24.7 percent for the three months ended March 31, 2024 and 21.4 percent and 19.4 percent for the three and six months ended June 30, 2023.

RETURNS ON AVERAGE ASSETS AND AVERAGE EQUITY

The annualized return on average assets increased to 0.57 percent during the second quarter 2024 from 0.51 percent for the first quarter of 2024.

The annualized return on average stockholders' equity increased to 5.49 percent during the second quarter of 2024 from 4.88 percent for the first quarter of 2024. The annualized return on average tangible stockholders’ equity increased to 7.04 percent for the second quarter of 2024 from 6.26 percent for the first quarter of 2024.

DIVIDEND DECLARED

The Company’s Board of Directors approved a dividend of $0.135 per share for the quarter ended June 30, 2024. The dividend will be paid on August 30, 2024 to stockholders of record on August 16, 2024.

CONFERENCE CALL

The Company will conduct a conference call/webcast at 1:30 PM Eastern Time on Thursday, July 25, 2024 to discuss the results for the quarter, business highlights and outlook. A copy of the Earnings Presentation is available on the Company’s website, www.brooklinebancorp.com. To listen to the call and view the Company’s Earnings Presentation, please join the call via https://events.q4inc.com/attendee/629150850. To listen to the call without access to the slides, interested parties may dial 833-470-1428 (United States) or 404-975-4839 (internationally) and ask for the Brookline Bancorp, Inc. conference call (Access Code 611840). A recorded playback of the call will be available for one week following the call on the Company’s website under “Investor Relations” or by dialing 866-813-9403 (United States) or 929-458-6194 (internationally) and entering the passcode: 134147.

ABOUT BROOKLINE BANCORP, INC.

Brookline Bancorp, Inc., a bank holding company with $11.6 billion in assets and branch locations in Massachusetts, Rhode Island, and the Lower Hudson Valley of New York State, is headquartered in Boston, Massachusetts and operates as the holding company for Brookline Bank, Bank Rhode Island, and PCSB Bank (the "banks"). The Company provides commercial and retail banking services, cash management and investment services to customers throughout Central New England and the Lower Hudson Valley of New York State. More information about Brookline Bancorp, Inc. and its banks can be found at the following websites: www.brooklinebank.com, www.bankri.com and www.pcsb.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission ("SEC"), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. You can identify forward looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “outlook,” “will,” “should,” and other expressions that predict or indicate future events and trends and which do not relate to historical matters, including statements regarding the Company’s business, credit quality, financial condition, liquidity and results of operations. Forward-looking statements may differ, possibly materially, from what is included in this press release due to factors and future developments that are uncertain and beyond the scope of the Company’s control. These include, but are not limited to, changes in interest rates; general economic conditions (including inflation and concerns about liquidity) on a national basis or in the local markets in which the Company operates; turbulence in the capital and debt markets; competitive pressures from other financial institutions; changes in consumer behavior due to changing political, business and economic conditions, or legislative or regulatory initiatives; changes in the value of securities and other assets in the Company’s investment portfolio; increases in loan and lease default and charge-off rates; the adequacy of allowances for loan and lease losses; decreases in deposit levels that necessitate increases in borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters, and future pandemics; changes in regulation; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions and adverse economic developments; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; and changes in assumptions used in making such forward-looking statements. Forward-looking statements involve risks and uncertainties which are difficult to predict. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among others, the risks outlined in the Company’s Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and other filings submitted to the SEC. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

BASIS OF PRESENTATION

The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) as set forth by the Financial Accounting Standards Board in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Certain amounts previously reported have been reclassified to conform to the current period's presentation.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP financial measures, such as operating earnings after tax, operating earnings per common share, operating return on average assets, operating return on average tangible assets, operating return on average stockholders' equity, operating return on average tangible stockholders' equity, tangible book value per common share, tangible stockholders’ equity to tangible assets, return on average tangible assets (annualized) and return on average tangible stockholders' equity (annualized). These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.

INVESTOR RELATIONS:

Contact:	Carl M. Carlson
Brookline Bancorp, Inc.
Co-President and Chief Financial and Strategy Officer
(617) 425-5331
carl.carlson@brkl.com

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Selected Financial Highlights (Unaudited)

	At and for the Three Months Ended
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
	(Dollars In Thousands Except per Share Data)
Earnings Data:
Net interest income	$80,001	$81,588	$83,555	$84,070	$86,037
Provision for credit losses on loans	5,607	7,423	3,851	2,947	5,726
Provision (credit) for credit losses on investments	(39)	(44)	(76)	84	133
Non-interest income	6,396	6,284	8,027	5,508	5,462
Non-interest expense	59,184	61,014	59,244	57,679	57,825
Income before provision for income taxes	21,645	19,479	28,563	28,868	27,815
Net income	16,372	14,665	22,888	22,701	21,850

Performance Ratios:
Net interest margin (1)	3.00%	3.06%	3.15%	3.18%	3.26%
Interest-rate spread (1)	2.14%	2.21%	2.39%	2.45%	2.51%
Return on average assets (annualized)	0.57%	0.51%	0.81%	0.81%	0.78%
Return on average tangible assets (annualized) (non-GAAP)	0.59%	0.53%	0.83%	0.83%	0.79%
Return on average stockholders' equity (annualized)	5.49%	4.88%	7.82%	7.78%	7.44%
Return on average tangible stockholders' equity (annualized) (non-GAAP)	7.04%	6.26%	10.12%	10.09%	9.67%
Efficiency ratio (2)	68.50%	69.44%	64.69%	64.39%	63.20%

Per Common Share Data:
Net income — Basic	$0.18	$0.16	$0.26	$0.26	$0.25
Net income — Diluted	0.18	0.16	0.26	0.26	0.25
Cash dividends declared	0.135	0.135	0.135	0.135	0.135
Book value per share (end of period)	13.48	13.43	13.48	13.03	13.11
Tangible book value per share (end of period) (non-GAAP)	10.53	10.47	10.50	10.02	10.07
Stock price (end of period)	8.35	9.96	10.91	9.11	8.74

Balance Sheet:
Total assets	$11,635,292	$11,542,731	$11,382,256	$11,180,555	$11,206,078
Total loans and leases	9,721,137	9,655,086	9,641,589	9,380,782	9,340,799
Total deposits	8,737,036	8,718,653	8,548,125	8,566,013	8,517,013
Total stockholders’ equity	1,198,480	1,194,231	1,198,644	1,157,871	1,162,308

Asset Quality:
Nonperforming assets	$62,683	$42,489	$45,324	$51,540	$46,925
Nonperforming assets as a percentage of total assets	0.54%	0.37%	0.40%	0.46%	0.42%
Allowance for loan and lease losses	$121,750	$120,124	$117,522	$119,081	$125,817
Allowance for loan and lease losses as a percentage of total loans and leases	1.25%	1.24%	1.22%	1.27%	1.35%
Net loan and lease charge-offs	$8,387	$8,781	$7,141	$10,974	$1,097
Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.35%	0.36%	0.30%	0.47%	0.05%

Capital Ratios:
Stockholders’ equity to total assets	10.30%	10.35%	10.53%	10.36%	10.37%
Tangible stockholders’ equity to tangible assets (non-GAAP)	8.23%	8.25%	8.39%	8.16%	8.16%

(1) Calculated on a fully tax-equivalent basis.
(2) Calculated as non-interest expense as a percentage of net interest income plus non-interest income.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)

	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
ASSETS	(In Thousands Except Share Data)
Cash and due from banks	$60,067	$45,708	$34,514	$33,506	$44,323
Short-term investments	283,017	256,178	98,513	127,495	180,109
Total cash and cash equivalents	343,084	301,886	133,027	161,001	224,432
Investment securities available-for-sale	856,439	865,798	916,601	880,412	910,210
Total investment securities	856,439	865,798	916,601	880,412	910,210
Allowance for investment security losses	(359)	(398)	(441)	(517)	(433)
Net investment securities	856,080	865,400	916,160	879,895	909,777
Loans and leases held-for-sale	—	6,717	—	—	—
Loans and leases:
Commercial real estate loans	5,782,111	5,755,239	5,764,529	5,669,768	5,670,771
Commercial loans and leases	2,443,530	2,416,904	2,399,668	2,241,375	2,193,027
Consumer loans	1,495,496	1,482,943	1,477,392	1,469,639	1,477,001
Total loans and leases	9,721,137	9,655,086	9,641,589	9,380,782	9,340,799
Allowance for loan and lease losses	(121,750)	(120,124)	(117,522)	(119,081)	(125,817)
Net loans and leases	9,599,387	9,534,962	9,524,067	9,261,701	9,214,982
Restricted equity securities	78,963	74,709	77,595	65,460	71,421
Premises and equipment, net of accumulated depreciation	88,378	89,707	89,853	90,476	90,685
Right-of-use asset operating leases	35,691	33,133	30,863	31,619	31,774
Deferred tax asset	60,032	60,484	56,952	74,491	77,704
Goodwill	241,222	241,222	241,222	241,222	241,222
Identified intangible assets, net of accumulated amortization	20,830	22,499	24,207	26,172	28,126
Other real estate owned and repossessed assets	1,974	1,817	1,694	299	602
Other assets	309,651	310,195	286,616	348,219	315,353
Total assets	$11,635,292	$11,542,731	$11,382,256	$11,180,555	$11,206,078
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Demand checking accounts	$1,638,378	$1,629,371	$1,678,406	$1,745,137	$1,843,516
NOW accounts	647,370	654,748	661,863	647,476	699,119
Savings accounts	1,735,857	1,727,893	1,669,018	1,625,804	1,464,054
Money market accounts	2,073,557	2,065,569	2,082,810	2,161,359	2,166,570
Certificate of deposit accounts	1,718,414	1,670,147	1,574,855	1,491,844	1,410,905
Brokered deposit accounts	923,460	970,925	881,173	894,393	932,849
Total deposits	8,737,036	8,718,653	8,548,125	8,566,013	8,517,013
Borrowed funds:
Advances from the FHLB	1,265,079	1,150,153	1,223,226	899,304	1,043,381
Subordinated debentures and notes	84,258	84,223	84,188	84,152	84,116
Other borrowed funds	80,125	127,505	69,256	151,612	98,773
Total borrowed funds	1,429,462	1,361,881	1,376,670	1,135,068	1,226,270
Operating lease liabilities	37,102	34,235	31,998	32,807	33,021
Mortgagors’ escrow accounts	17,117	16,245	17,239	12,578	17,207
Reserve for unfunded credits	11,400	15,807	19,767	21,497	22,789
Accrued expenses and other liabilities	204,695	201,679	189,813	254,721	227,470
Total liabilities	10,436,812	10,348,500	10,183,612	10,022,684	10,043,770
Stockholders' equity:
Common stock, $0.01 par value; 200,000,000 shares authorized; 96,998,075 shares issued, 96,998,075 shares issued, 96,998,075 shares issued, 96,998,075 shares issued, and 96,998,075 shares issued, respectively	970	970	970	970	970
Additional paid-in capital	904,775	903,726	902,659	901,376	905,084
Retained earnings	445,560	441,285	438,722	427,937	417,328
Accumulated other comprehensive income	(61,693)	(60,841)	(52,798)	(81,541)	(66,156)
Treasury stock, at cost;
7,373,009, 7,354,399, 7,354,399, 7,350,981 and 7,734,891 shares, respectively	(91,132)	(90,909)	(90,909)	(90,871)	(94,918)
Total stockholders' equity	1,198,480	1,194,231	1,198,644	1,157,871	1,162,308
Total liabilities and stockholders' equity	$11,635,292	$11,542,731	$11,382,256	$11,180,555	$11,206,078

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)
	Three Months Ended
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$145,585	$145,265	$142,948	$136,561	$132,299
Debt securities	6,480	6,878	6,945	6,799	8,034
Restricted equity securities	1,376	1,492	1,333	1,310	1,673
Short-term investments	1,914	1,824	1,093	2,390	3,351
Total interest and dividend income	155,355	155,459	152,319	147,060	145,357
Interest expense:
Deposits	59,721	56,884	54,034	49,116	43,147
Borrowed funds	15,633	16,987	14,730	13,874	16,173
Total interest expense	75,354	73,871	68,764	62,990	59,320
Net interest income	80,001	81,588	83,555	84,070	86,037
Provision for credit losses on loans	5,607	7,423	3,851	2,947	5,726
Provision (credit) for credit losses on investments	(39)	(44)	(76)	84	133
Net interest income after provision for credit losses	74,433	74,209	79,780	81,039	80,178
Non-interest income:
Deposit fees	3,001	2,897	3,064	3,024	2,866
Loan fees	702	789	515	639	491
Loan level derivative income, net	106	437	778	376	363
Gain on investment securities, net	—	—	—	—	3
Gain on sales of loans and leases held-for-sale	130	—	410	225	308
Other	2,457	2,161	3,260	1,244	1,431
Total non-interest income	6,396	6,284	8,027	5,508	5,462
Non-interest expense:
Compensation and employee benefits	34,762	36,629	35,401	33,491	33,438
Occupancy	5,551	5,769	5,127	4,983	4,870
Equipment and data processing	6,732	7,031	7,245	6,766	6,531
Professional services	1,745	1,900	1,442	2,368	1,986
FDIC insurance	2,025	1,884	1,839	2,152	2,609
Advertising and marketing	1,504	1,574	758	1,174	1,382
Amortization of identified intangible assets	1,669	1,708	1,965	1,955	1,954
Merger and restructuring expense	823	—	—	—	1,002
Other	4,373	4,519	5,467	4,790	4,053
Total non-interest expense	59,184	61,014	59,244	57,679	57,825
Income before provision for income taxes	21,645	19,479	28,563	28,868	27,815
Provision for income taxes	5,273	4,814	5,675	6,167	5,965
Net income	$16,372	$14,665	$22,888	$22,701	$21,850
Earnings per common share:
Basic	$0.18	$0.16	$0.26	$0.26	$0.25
Diluted	$0.18	$0.16	$0.26	$0.26	$0.25
Weighted average common shares outstanding during the period:
Basic	88,904,692	88,894,577	88,867,159	88,795,270	88,665,135
Diluted	89,222,315	89,181,508	89,035,505	88,971,210	88,926,543
Dividends paid per common share	$0.135	$0.135	$0.135	$0.135	$0.135

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Six Months Ended June 30,
	2024	2023
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$290,850	$254,230
Debt securities	13,358	15,904
Restricted equity securities	2,868	2,928
Short-term investments	3,738	4,846
Total interest and dividend income	310,814	277,908
Interest expense:
Deposits	116,605	72,515
Borrowed funds	32,620	33,307
Total interest expense	149,225	105,822
Net interest income	161,589	172,086
Provision for credit losses on loans	13,030	31,070
Provision (credit) for credit losses on investments	(83)	331
Net interest income after provision for credit losses	148,642	140,685
Non-interest income:
Deposit Fees	5,898	5,523
Loan Fees	1,491	882
Loan level derivative income, net	543	2,736
Gain on investment securities, net	—	1,704
Gain on sales of loans and leases held-for-sale	130	1,946
Other	4,618	5,608
Total non-interest income	12,680	18,399
Non-interest expense:
Compensation and employee benefits	71,391	70,003
Occupancy	11,320	10,093
Equipment and data processing	13,763	12,993
Professional services	3,645	3,416
FDIC insurance	3,909	3,853
Advertising and marketing	3,078	2,792
Amortization of identified intangible assets	3,377	3,920
Merger and restructuring expense	823	7,411
Other	8,892	8,120
Total non-interest expense	120,198	122,601
Income before provision for income taxes	41,124	36,483
Provision for income taxes	10,087	7,073
Net income	$31,037	$29,410
Earnings per common share:
Basic	$0.35	$0.34
Diluted	$0.35	$0.34
Weighted average common shares outstanding during the period:
Basic	88,899,635	87,620,194
Diluted	89,201,912	87,887,980
Dividends paid per common share	$0.270	$0.270

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Asset Quality Analysis (Unaudited)
	At and for the Three Months Ended
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
	(Dollars in Thousands)
NONPERFORMING ASSETS:
Loans and leases accounted for on a nonaccrual basis:
Commercial real estate mortgage	$11,659	$18,394	$19,608	$23,263	$8,737
Multi-family mortgage	—	—	—	1,318	—
Construction	—	—	—	2,316	3,828
Total commercial real estate loans	11,659	18,394	19,608	26,897	12,565

Commercial	16,636	3,096	3,886	5,406	16,023
Equipment financing	27,128	13,668	14,984	13,974	12,809
Condominium association	—	—	—	—	—
Total commercial loans and leases	43,764	16,764	18,870	19,380	28,832

Residential mortgage	4,495	4,563	4,292	4,249	4,343
Home equity	790	950	860	713	583
Other consumer	1	1	—	2	—
Total consumer loans	5,286	5,514	5,152	4,964	4,926

Total nonaccrual loans and leases	60,709	40,672	43,630	51,241	46,323

Other real estate owned	780	780	780	—	—
Other repossessed assets	1,194	1,037	914	299	602
Total nonperforming assets	$62,683	$42,489	$45,324	$51,540	$46,925

Loans and leases past due greater than 90 days and still accruing	$4,994	$363	$228	$1,175	$490

Nonperforming loans and leases as a percentage of total loans and leases	0.62%	0.42%	0.45%	0.55%	0.50%
Nonperforming assets as a percentage of total assets	0.54%	0.37%	0.40%	0.46%	0.42%

PROVISION AND ALLOWANCE FOR LOAN AND LEASE LOSSES:
Allowance for loan and lease losses at beginning of period	$120,124	$117,522	$119,081	$125,817	$120,865
Charge-offs	(8,823)	(5,390)	(7,722)	(10,978)	(1,690)
Recoveries	436	309	581	4	593
Net charge-offs	(8,387)	(5,081)	(7,141)	(10,974)	(1,097)
Provision for loan and lease losses excluding unfunded commitments *	10,013	7,683	5,582	4,238	6,049
Allowance for loan and lease losses at end of period	$121,750	$120,124	$117,522	$119,081	$125,817

Allowance for loan and lease losses as a percentage of total loans and leases	1.25%	1.24%	1.22%	1.27%	1.35%

NET CHARGE-OFFS:
Commercial real estate loans	$3,819	$606	$1,087	$(3)	$(6)
Commercial loans and leases **	4,571	8,179	6,061	10,958	1,108
Consumer loans	(3)	(4)	(7)	19	(5)
Total net charge-offs	$8,387	$8,781	$7,141	$10,974	$1,097

Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.35%	0.36%	0.30%	0.47%	0.05%

*Provision for loan and lease losses does not include (credit) provision of $(4.4 million), $(0.3 million), $(1.7 million), $(1.3 million), and $(0.3) million for credit losses on unfunded commitments during the three months ended June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023, and June 30, 2023, respectively.
** The balance at March 31, 2024 includes a $3.7 million charge-off on a letter of credit which impacted the provision.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Three Months Ended
	June 30, 2024			March 31, 2024			June 30, 2023
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$846,469	$6,510	3.08%	$893,228	$6,927	3.10%	$1,000,440	$8,091	3.23%
Restricted equity securities (2)	71,696	1,375	7.67%	76,335	1,493	7.82%	77,364	1,673	8.65%
Short-term investments	143,800	1,914	5.33%	130,768	1,824	5.58%	229,474	3,351	5.84%
Total investments	1,061,965	9,799	3.69%	1,100,331	10,244	3.72%	1,307,278	13,115	4.01%
Loans and Leases:
Commercial real estate loans (3)	5,754,901	81,565	5.61%	5,761,735	81,049	5.56%	5,640,491	79,582	5.58%
Commercial loans (3)	1,069,154	17,672	6.54%	1,026,467	17,507	6.75%	913,732	13,502	5.85%
Equipment financing (3)	1,374,217	26,255	7.64%	1,374,426	26,895	7.83%	1,253,199	22,357	7.14%
Consumer loans (3)	1,488,587	20,291	5.46%	1,482,819	19,978	5.40%	1,482,799	16,903	4.56%
Total loans and leases	9,686,859	145,783	6.02%	9,645,447	145,429	6.03%	9,290,221	132,344	5.70%
Total interest-earning assets	10,748,824	155,582	5.79%	10,745,778	155,673	5.79%	10,597,499	145,459	5.49%
Non-interest-earning assets	704,570			671,407			675,173
Total assets	$11,453,394			$11,417,185			$11,272,672

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$659,351	1,111	0.68%	$671,914	1,261	0.75%	$735,001	1,069	0.58%
Savings accounts	1,731,388	11,874	2.76%	1,694,220	11,352	2.69%	1,374,337	5,917	1.73%
Money market accounts	2,026,780	15,520	3.08%	2,076,303	15,954	3.09%	2,140,522	13,989	2.62%
Certificates of deposit	1,699,510	18,717	4.43%	1,624,118	16,672	4.13%	1,390,913	10,021	2.89%
Brokered deposit accounts	958,146	12,499	5.25%	896,784	11,645	5.22%	975,700	12,151	5.00%
Total interest-bearing deposits	7,075,175	59,721	3.39%	6,963,339	56,884	3.29%	6,616,473	43,147	2.62%
Borrowings
Advances from the FHLB	1,049,609	12,894	4.86%	1,164,534	14,633	4.97%	1,191,424	14,287	4.74%
Subordinated debentures and notes	84,241	1,375	6.53%	84,206	1,377	6.54%	84,098	1,363	6.49%
Other borrowed funds	103,753	1,364	5.29%	93,060	977	4.22%	86,896	523	2.41%
Total borrowings	1,237,603	15,633	5.00%	1,341,800	16,987	5.01%	1,362,418	16,173	4.70%
Total interest-bearing liabilities	8,312,778	75,354	3.65%	8,305,139	73,871	3.58%	7,978,891	59,320	2.98%
Non-interest-bearing liabilities:
Demand checking accounts	1,646,869			1,631,472			1,849,393
Other non-interest-bearing liabilities	300,362			278,670			270,221
Total liabilities	10,260,009			10,215,281			10,098,505
Stockholders’ equity	1,193,385			1,201,904			1,174,167
Total liabilities and equity	$11,453,394			$11,417,185			$11,272,672
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		80,228	2.14%		81,802	2.21%		86,139	2.51%
Less adjustment of tax-exempt income		227			214			102
Net interest income		$80,001			$81,588			$86,037
Net interest margin (5)			3.00%			3.06%			3.26%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets on an actual/actual basis.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Six Months Ended
	June 30, 2024			June 30, 2023
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$869,848	$13,437	3.09%	$1,014,675	$16,065	3.17%
Restricted equity securities (2)	74,015	2,868	7.75%	77,139	2,928	7.59%
Short-term investments	137,284	3,738	5.45%	188,790	4,846	5.13%
Total investments	1,081,147	20,043	3.71%	1,280,604	23,839	3.72%
Loans and Leases:
Commercial real estate loans (3)	5,758,318	162,614	5.59%	5,610,401	147,249	5.22%
Commercial loans (3)	1,047,810	35,179	6.64%	903,185	27,519	6.06%
Equipment financing (3)	1,374,322	53,150	7.73%	1,240,031	43,570	7.03%
Consumer loans (3)	1,485,702	40,269	5.43%	1,467,521	35,973	4.91%
Total loans and leases	9,666,152	291,212	6.03%	9,221,138	254,311	5.52%
Total interest-earning assets	10,747,299	311,255	5.79%	10,501,742	278,150	5.30%
Non-interest-earning assets	684,343			700,529
Total assets	$11,431,642			$11,202,271

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$665,632	2,372	0.72%	$772,459	1,970	0.51%
Savings accounts	1,712,804	23,226	2.73%	1,267,762	8,431	1.34%
Money market accounts	2,051,542	31,474	3.09%	2,252,755	26,129	2.34%
Certificates of deposit	1,661,814	35,389	4.28%	1,368,959	17,477	2.57%
Brokered deposit accounts	927,465	24,144	5.23%	756,332	18,508	4.93%
Total interest-bearing deposits	7,019,257	116,605	3.34%	6,418,267	72,515	2.28%
Borrowings
Advances from the FHLB	1,107,071	27,527	4.92%	1,227,772	28,818	4.67%
Subordinated debentures and notes	84,223	2,752	6.54%	84,080	2,717	6.46%
Other borrowed funds	98,406	2,341	4.78%	122,500	1,772	2.92%
Total borrowings	1,289,700	32,620	5.00%	1,434,352	33,307	4.62%
Total interest-bearing liabilities	8,308,957	149,225	3.61%	7,852,619	105,822	2.72%
Non-interest-bearing liabilities:
Demand checking accounts	1,635,690			1,889,554
Other non-interest-bearing liabilities	289,351			293,157
Total liabilities	10,233,998			10,035,330
Stockholders’ equity	1,197,644			1,166,941
Total liabilities and equity	$11,431,642			$11,202,271
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		162,030	2.18%		172,328	2.58%
Less adjustment of tax-exempt income		441			242
Net interest income		$161,589			$172,086
Net interest margin (5)			3.03%			3.31%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets on an actual/actual basis.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Non-GAAP Financial Information (Unaudited)
		At and for the Three Months Ended June 30,		At and for the Six Months Ended June 30,
		2024	2023	2024	2023
Reconciliation Table - Non-GAAP Financial Information		(Dollars in Thousands Except Share Data)		(Dollars in Thousands Except Share Data)

Reported Pretax Income		$21,645	$27,815	$41,124	$36,483
Less:
Security gains		—	3	—	1,704
Add:
Day 1 PCSB CECL provision		—	—	—	16,744
Merger and restructuring expense		823	1,002	823	7,411
Operating Pretax Income		$22,468	$28,814	$41,947	$58,934
Effective tax rate		24.4%	19.4%	24.5%	19.4%
Provision for income taxes		5,473	5,587	10,289	11,427
Operating earnings after tax		$16,995	$23,227	$31,658	$47,507

Operating earnings per common share:
Basic		$0.19	$0.26	$0.36	$0.54
Diluted		$0.19	$0.26	$0.35	$0.54

Weighted average common shares outstanding during the period:
Basic		88,904,692	88,665,135	88,899,635	87,620,194
Diluted		89,222,315	88,926,543	89,201,912	87,887,980

Return on average assets *		0.57%	0.78%	0.54%	0.53%
Less:
Security gains (after-tax) *		—%	—%	—%	0.02%
Add:
Day 1 PCSB CECL provision (after-tax) *		—%	—%	—%	0.24%
Merger and restructuring expense (after-tax) *		0.02%	0.03%	0.01%	0.11%
Operating return on average assets *		0.59%	0.81%	0.55%	0.86%

Return on average tangible assets *		0.59%	0.79%	0.56%	0.54%
Less:
Security gains (after-tax) *		—%	—%	—%	0.03%
Add:
Day 1 PCSB CECL provision (after-tax) *		—%	—%	—%	0.25%
Merger and restructuring expense (after-tax) *		0.02%	0.03%	0.01%	0.11%
Operating return on average tangible assets *		0.61%	0.82%	0.57%	0.87%

Return on average stockholders' equity *		5.49%	7.44%	5.18%	5.04%
Less:
Security gains (after-tax) *		—%	—%	—%	0.24%
Add:
Day 1 PCSB CECL provision (after-tax) *		—%	—%	—%	2.31%
Merger and restructuring expense (after-tax) *		0.21%	0.28%	0.10%	1.02%
Operating return on average stockholders' equity *		5.70%	7.72%	5.28%	8.13%

Return on average tangible stockholders' equity *		7.04%	9.67%	6.65%	6.59%
Less:
Security gains (after-tax) *		—%	—%	—%	0.31%
Add:
Day 1 PCSB CECL provision (after-tax) *		—%	—%	—%	3.02%
Merger and restructuring expense (after-tax) *		0.27%	0.36%	0.13%	1.34%
Operating return on average tangible stockholders' equity *		7.31%	10.03%	6.78%	10.64%

* Ratios at and for the three months and six months ended are annualized.

	At and for the Three Months Ended
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
	(Dollars in Thousands)

Net income, as reported	$16,372	$14,665	$22,888	$22,701	$21,850

Average total assets	$11,453,394	$11,417,185	$11,271,941	$11,180,635	$11,272,672
Less: Average goodwill and average identified intangible assets, net	262,859	264,536	266,225	268,199	270,147
Average tangible assets	$11,190,535	$11,152,649	$11,005,716	$10,912,436	$11,002,525

Return on average tangible assets (annualized)	0.59%	0.53%	0.83%	0.83%	0.79%

Average total stockholders’ equity	$1,193,385	$1,201,904	$1,170,776	$1,167,727	$1,174,167
Less: Average goodwill and average identified intangible assets, net	262,859	264,536	266,225	268,199	270,147
Average tangible stockholders’ equity	$930,526	$937,368	$904,551	$899,528	$904,020

Return on average tangible stockholders’ equity (annualized)	7.04%	6.26%	10.12%	10.09%	9.67%

Total stockholders’ equity	$1,198,480	$1,194,231	$1,198,644	$1,157,871	$1,162,308
Less:
Goodwill	241,222	241,222	241,222	241,222	241,222
Identified intangible assets, net	20,830	22,499	24,207	26,172	28,126
Tangible stockholders' equity	$936,428	$930,510	$933,215	$890,477	$892,960

Total assets	$11,635,292	$11,542,731	$11,382,256	$11,180,555	$11,206,078
Less:
Goodwill	241,222	241,222	241,222	241,222	241,222
Identified intangible assets, net	20,830	22,499	24,207	26,172	28,126
Tangible assets	$11,373,240	$11,279,010	$11,116,827	$10,913,161	$10,936,730

Tangible stockholders’ equity to tangible assets	8.23%	8.25%	8.39%	8.16%	8.16%

Tangible stockholders' equity	$936,428	$930,510	$933,215	$890,477	$892,960

Number of common shares issued	96,998,075	96,998,075	96,998,075	96,998,075	96,998,075
Less:
Treasury shares	7,373,009	7,354,399	7,354,399	7,350,981	7,734,891
Unvested restricted shares	713,443	749,099	749,099	780,859	598,049
Number of common shares outstanding	88,911,623	88,894,577	88,894,577	88,866,235	88,665,135

Tangible book value per common share	$10.53	$10.47	$10.50	$10.02	$10.07

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